UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2019

LEVEL BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Sharon Road, Suite 450, Charlotte, NC 28211
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 362-6286 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As set forth in Item 5.07 appearing later in this report, on April 19, 2019 at our 2019 annual meeting the shareholders of Level Brands, Inc. approved the issuance of an aggregate of 15,250,000 shares of our common stock pursuant to the rights granted as consideration for the mergers which closed on December 20, 2018 pursuant to the terms of the Agreement and Plan of Merger dated December 3, 2018 by and among our company, our wholly-owned subsidiaries and Cure Based Development, LLC (the “Merger Agreement”), including:

●	an aggregate of 6,500,000 shares of our common stock to be issued to the former members of Cure Based Development, LLC (the “First Tranche Shares”); and

●
an additional 8,750,000 shares of our common stock (the “Second Tranche Shares”) to be issued to CBD Holding, LLC, a member of Cure Based Development which is controlled by Mr. R. Scott Coffman, a member of our board of directors and president of our CBD Industries, LLC (formerly cbdMD, LLC) subsidiary. The Second Tranche Shares vest follows: (i) 2,187,500 shares will vest on the 12 month anniversary of the closing date; (ii) an additional 2,187,500 shares will vest on the 24 month anniversary of the closing date; (iii) an additional 2,187,500 shares will vest on the 42 month anniversary of the closing date; and (iv) the remaining 2,187,500 shares will vest on the 60 month anniversary of the closing date.

We will issue the First Tranche Shares and the Second Tranche Shares on April 22, 2019. Upon issuance, these shares will be fully paid and non-assessable. The First Tranche Shares and the Second Tranche Shares are subject to leak out agreements pursuant to which the holder is required to (1) limit the offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any shares of our common stock; and (2) refrain from entering into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any shares of our common stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of our common stock or other securities, in cash or otherwise to the lesser of (i) the volume limitations set forth in Rule 144(e) of the Securities Act of 1933, as amended (the “Securities Act”), or (ii) 20% of such shares in any 90 day period. In addition, the Second Tranche Shares are subject to an irrevocable voting proxy agreement until such time as the shares vest in accordance with the terms of the Merger Agreement. The independent chairman of the Audit Committee of our board of directors serves as proxyholder and will vote those shares in accordance with the recommendations of our board of directors. The initial proxyholder is Mr. Seymour Siegel, the current Chairman of the Audit Committee of our board of directors.

The recipients of the First Tranche Shares and the Second Tranche Shares are accredited investors and the issuances will be exempt from registration under the Securities Act in reliance on exemptions provided by Section 4(a)(2) of such act.

Item 5.07. Submission of Matters to a Vote of Security Matters.

On April 19, 2019, we held our 2019 annual meeting of shareholders where five proposals were voted upon. The proposals are described in detail in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2019. Of the 10,170,356 shares of our common stock outstanding and entitled to vote at the annual meeting, 5,451,893 shares (or 53.6%), constituting a quorum, were represented in person or by proxy at the 2019 annual meeting. At the meeting all the proposals were approved and the final vote on the proposals was recorded as follows:

Proposal 1: The following directors were elected at the 2019 annual meeting of shareholders to hold office until the 2020 annual meeting of shareholders or their earlier resignation, removal or death:

	For	Against	Abstain
Martin A. Sumichrast	5,427,754		24,139
R. Scott Coffman	5,435,649		16,244
Anthony K. Shriver	5,074,546		377,347
Seymour G. Siegel	5,078,096		373,797
Bakari Sellers	5,429,107		22,786
Gregory C. Morris	5,078,326		373,567
Peter J. Ghiloni	5,439,099		12,794
Scott G. Stephen	5,439,099		12,794
William F. Raines, III	5,437,459		15,294

Proposal 2: The appointment of Cherry Bekaert LLP as our independent registered public accounting firm was ratified, based upon the following final tabulation of votes:

For	Against	Abstain
5,437,459	5,545	8,889

Proposal 3: The issuance of up to 30,500,000 shares of our common stock, including up to 15,250,000 shares which are subject to the satisfaction of earnout targets, pursuant to the rights granted as consideration for the mergers which closed on December 20, 2018 pursuant to the terms of the Agreement and Plan of Merger dated December 3, 2018 by and among our company, our wholly-owned subsidiaries and Cure Based Development, LLC (the “Merger Agreement”) was approved based upon the following final tabulation of votes:

For	Against	Abstain
5,385,722	8,845	57,326

Proposal 4: The change of our company’s name to “cbdMD, Inc.” was approved based upon the following final tabulation of votes:

For	Against	Abstain
5,370,418	13,475	68,000

Proposal 5: The amendment to our 2015 Equity Compensation Plan to increase the number of shares available for issuance under the plan was approved based upon the following final tabulation of votes:

For	Against	Abstain
4,753,896	605,518	83,869

Immediately following the annual meeting, the board of directors appointed the following individuals to the committees of the board, each to serve at the pleasure of the board of directors:

Director	Audit Committee Member	Compensation Committee Member	Corporate Governance and Nominating Committee Member

Anthony K. Shriver		✓
Seymour G. Siegel	✓*	✓
Bakari Sellers	✓		✓*
Gregory C. Morris	✓		✓
Peter J. Ghiloni			✓
Scott G. Stephen		✓*

*
denotes chairperson.

On April 22, 2019 we will file articles of amendment with the State of North Carolina for the name change which will specify an effective date of the name change of May 1, 2019. On the effective date of the name change, it is expected that our common stock will begin trading under the new name and the trading symbol “YCBD” on the NYSE American stock exchange. The name change will also result in a change to the CUSIP number for the Company’s common stock on May 1, 2019 to 12482W 101.

We will file a separate Current Report on Form 8-K which will include a copy of the filed articles of amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVEL BRANDS, INC.

Date: April 19, 2019	By:	/s/ Mark S. Elliott
Mark S. Elliott, Chief Financial Officer and Chief Operating Officer

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